SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2003


                               GENERAL MILLS, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-1185                      41-0274440
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(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)             Identification No.)


   Number One General Mills Boulevard
        Minneapolis, Minnesota                                      55426
        (Mail:  P.O. Box 1113)                                 (Mail:  55440)
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits. The following exhibit is furnished with this report:

          99.1 Press release of General Mills, Inc. dated February 17, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

     On February 17, 2003, General Mills, Inc. issued a press release describing information provided in its presentation at the Consumer Analyst Group of New York's investor conference. A copy of the press release is being furnished as Exhibit 99.1 to this report.


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 17, 2003

                                                   GENERAL MILLS, INC.


                                                   By: /s/ Siri S. Marshall
                                                   -----------------------------
                                                   Name: Siri S. Marshall
                                                   Title: Senior Vice President,
                                                          General Counsel


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                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

 99.1       Press release of General Mills, Inc. dated February 17, 2003.